              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") between BriteSmile, Inc., a Utah corporation (the "Company"), and the several
                                                   -------
purchasers who are officers and/or directors of the Company (collectively, the "Purchasers,"and individually, a "Purchaser,") under the Stock Purchase
 ----------                       ---------
Agreement referred to in Recital A and listed on Schedule A thereto, is entered into as of June 3, 1999.

                                   Recitals

     A. The Company and the Purchasers have entered into a certain Stock Purchase Agreement (the "Purchase Agreement") dated June 3, 1999, pursuant to
                         ------------------
which each of the Purchasers has agreed to purchase and the Company has agreed to sell shares of its Common Stock, par value $.001 per share (the "Common
                                                                    ------
Stock"), which shares acquired by the Purchasers (the "Shares") are now
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restricted and not registered under the Securities Act of 1933, as amended (the
"Securities Act"), or under the provisions of any state securities law.
 --------------

     B. In connection with signing the Purchase Agreement, the Purchasers entered into a Registration Rights Agreement, also dated June 3, 1999 (the "Original Agreement"), pursuant to which the Company granted to the Purchasers
 ------------------
certain piggyback registration rights.

     C. The Company has agreed to grant to the Purchasers certain demand registration rights, in addition to their piggyback registration rights. The new provisions regarding demand registration rights are set forth in section 2 of this Agreement.

     D. This Agreement amends and supercedes in all respect the Original Agreement.

     E. The Purchasers would not have executed and delivered the Purchase Agreement unless the Company had agreed to execute and deliver this Agreement.

                                   Agreement

     In consideration of the representations, warranties and agreements of the Purchasers and the Company set forth in this Agreement and the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge by their signatures below, the Company and the Purchasers agree as follows:

     1.   Piggyback Registrations.
          -----------------------

          1.1  Participation.  If at any time after 180 days from the date of
               -------------
this Agreement the Company proposes to file a registration statement under the Securities Act covering proposed sales by it, or by LCO Investments, Inc. or any successor thereto ("LCO") under that certain Registration Rights Agreement, dated as of
          ---
May 8, 1998, as amended as of December 2, 1998, of shares of its capital stock in a manner which would permit registration of shares of Common Stock for sale to the public (other than a registration statement (i) covering only shares issuable upon (a) the exercise of employee or consultant stock options or pursuant to an employee stock purchase, dividend reinvestment or similar plan, or (b) the exercise of a convertible security, or (ii) filed on Form S-4 or S-8 or any similar form under the Act), the Company will give prompt notice to the Purchasers of such proposed registration, which notice shall describe the proposed filing date and the date by which the registration rights granted pursuant to this Section 1 must be exercised, the nature and method of any such sale or disposition of securities and shall include a listing of the jurisdictions, if any, in which the Company proposes to register or qualify the securities under the applicable state securities or "Blue Sky" laws of such jurisdictions. Such notice shall offer each Purchaser the right to include in such registration an amount of Shares held by such Purchaser as it may request, subject to Section 1.2 hereof, which request shall specify the number of Shares proposed to be included in such registration by such Purchaser (a "Participating
                                                                   -------------
Purchaser") and shall be given within thirty (30) calendar days after the
---------
receipt of notice from the Company by such Purchaser (a "Piggyback
                                                         ---------
Registration"). The Company will use its best efforts to cause all Shares as to
------------
which registration has been requested by the Participating Purchasers to be included in such registration statement for sale or disposition in accordance with the method described in the initial notice given to the Participating Purchasers and subject to the same terms and conditions as the other Shares of capital stock being sold, and thereafter shall cause such registration statement to be filed and become effective; provided, however, that the Company shall be permitted to withdraw the registration statement for any reason in its sole and exclusive discretion and upon the written notice of such decision to the Purchasers shall be relieved of all of its obligations under this Section 1 with respect to that particular registration.

          1.2  Cutback.  The Company shall cause all such Shares requested to be
               -------
included by each such Participating Purchaser to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that, if the offering of the Shares in such registration is an underwritten offering, and the managing underwriter of the offering determines that the inclusion of such Shares, together with all other securities of the Company that are entitled to registration rights and are proposed to be included in such offering, would be materially detrimental to the offering of the remaining shares of capital stock, then the priority of the securities to be included in such registration shall be
(i) first, 100% of the securities that the Company proposes to sell, (ii) second, the amount, if any, of securities proposed to be registered by LCO, equal to 25% of the aggregate amount of securities remaining to be included in such registration, if any, after giving effect to (i), and (iii) third, to the extent any other securities may be included after giving effect to (i) and (ii), Shares the Participating Purchasers propose to sell, with any excess Shares to be excluded pro rata among the Participating Purchasers based on the total number of Shares proposed to be sold by all Participating Purchasers.

          1.3  Registrable Securities.  The Shares registrable pursuant to
               ----------------------
Sections 1 and 2 of this Agreement shall mean the Shares and all shares of Common Stock issued or issuable upon conversion or exercise of any securities of the Company, which may be issued or distributed with respect to, or in exchange for, the Shares pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise, and any securities of the Company which may be issued or distributed with respect to, or in exchange for, any such Common Stock or such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; provided, however, that any such Shares shall cease to be registrable securities when (i) a registration statement with respect to the sale of such Shares has been declared effective under the Securities Act and such Shares have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such Shares are distributed pursuant to Rule 144 or Rule 144A (or any similar provision then in force) under the Securities Act or (iii) such Shares shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and they may be resold without subsequent registration under the Securities Act; provided, further, however, that any securities that have ceased to be registrable Shares cannot thereafter become registrable Shares, and any security that is issued or distributed in respect to securities that have ceased to be registrable Shares are not registrable Shares.

     2.   Demand Registration.  If at any time after two (2) years from the
          -------------------
effective date of this Agreement the Company shall be requested in writing by Purchasers owning at least Forty Percent (40%) of the Shares to effect the registration under the Act of the Shares then owned by all of the Purchasers (which request shall specify the aggregate number of shares intended to be offered and sold by the Purchasers, shall describe the nature or method of the proposed offer and sale thereof and shall contain an undertaking by the Purchasers to cooperate fully with the Company in order to permit the Company to comply with all applicable requirements of the Act and the rules and regulations thereunder and to obtain acceleration of the effective date of the registration statement contemplated thereby), the Company shall effect the registration of such securities on an appropriate form under the Act, provided that:

          2.1 The Purchasers' rights under this Section 2 shall be exercisable only if the shares as to which Purchasers request registration constitute at least 40% (forty percent) of all of the Shares, and have an aggregate value of at least $1,000,000 based on the average of the closing sale price for the Company's common stock as listed on the American Stock Exchange or any other exchange on which the Company's common stock then may be traded for the thirty
(30) trading-day period immediately preceding the date of such request for registration;

          2.2 The Purchasers shall be entitled to one demand registration, provided that any request for registration pursuant to this Section 2 which does not result in the declaration of effectiveness of a registration statement (which effectiveness is maintained continuously for at least 120 days or such shorter period ending when all shares to which Purchasers have requested registration in accordance herewith have been sold in accordance with such registration) covering the offer and sale of Shares owned by Purchasers and requested to be included in such registration statement, whether as a result of the withdrawal of the registration statement by the Company or through other action or inaction of the Company or for any other reason except for the voluntary decision of Purchasers to terminate the registration after the request for such registration has been delivered to the Company, shall not be counted in determining whether registration rights have been exercised pursuant to this Section 2;

          2.3 The Company shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2, if at the time it receives a request for such registration, the Company's Board of Directors determines that such registration and offering would materially interfere with any existing or then presently contemplated financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives the Purchasers written notice of such determination, provided, however, that such postponement shall not extend beyond the time that such material interference continues to exist; and

          2.4 Purchasers shall have no right to demand registration with respect to any shares within ninety (90) calendar days after the effective date of any registration statement previously filed by the Company, other than a registration statement on Form S-8 or similar form.

          2.5 Purchasers agree that any cash proceeds received by them pursuant to public sales of their Shares which have been registered pursuant to this
Section 2, shall be used first to satisfy any outstanding obligations such Purchasers may owe to CAP Advisers Limited, its successors or assigns, pursuant to those certain Promissory Notes dated June 3, 1999 entered into in connection with Purchasers' acquisition of the Shares.

     3.   Registration Procedures.  If and whenever this Agreement contemplates
          -----------------------
that the Company will effect the registration under the Act of any Shares held by the Purchasers, the Company shall:

          3.1 Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form with respect to such Shares and use its reasonable best efforts to cause such registration statement to become and remain effective as provided herein, provided that before filing any amendments or supplements to a registration statement or prospectus, including documents incorporated by reference after the initial filing of the registration statement, the Company will promptly furnish to the Purchasers and the underwriters, if any, any information regarding such Purchasers individually that is proposed to be included in any such document at least two business days prior to the filing thereof, which will be subject to the reasonable review of the Purchasers and underwriters, and the Company will not file any such information to which the Purchasers or the underwriters, if any, shall reasonably object;

          3.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and to take such other action as may be necessary to keep such registration statement effective until the earlier of (i) the completion of the distribution of Shares so registered, or (ii) expiration of the 120 day period following immediately the effective date of such registration statement (at which time unsold Shares may be deregistered), and otherwise comply with applicable provisions of the Act and the rules and regulations promulgated under the Act;

          3.3 Furnish to each Purchaser and its counsel, and to each underwriter of the Shares to be sold by the Purchasers, without charge, such number of copies of one or more preliminary prospectuses, any supplements thereto and a final prospectus and any supplements thereto in conformity with the requirements of the Act, and such other documents as the Purchasers or such underwriter may reasonably request, in order to facilitate the public sale or other disposition of such Shares;

          3.4 If, during any period in which, in the opinion of the Company's counsel, a prospectus relating to the Shares is required to be delivered under the Act in connection with any offer or sale contemplated by any registration statement, any event known to the Company occurs as a result of which the prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the related prospectus to comply with the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the respective rules and regulations thereunder, to notify the Purchasers promptly and to prepare and file with the SEC an amendment or supplement, whether by filing such documents pursuant to the Act or the Exchange Act as may be necessary to correct such untrue statement or omission or to make any registration statement or the related prospectus comply with such requirements and to furnish to each Purchaser and its counsel such amendment or supplement to such registration statement or prospectus;

          3.5 Timely to file with the SEC (i) any amendment or supplement to any registration statement or to any related prospectus that is required by the Act or the Exchange Act or requested by the SEC, and (ii) all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act;

          3.6 Within five days of filing with the SEC of (i) any amendment or supplement to any registration statement, (ii) any amendment or supplement to the related prospectus, or (iii) any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Purchasers;

          3.7 To advise each Purchaser and its counsel promptly (i) when any post-effective amendment to any registration statement becomes effective and when any further amendment of or supplement to the prospectus shall be filed with the SEC, (ii) of any request or proposed request by the SEC for an amendment or supplement to any registration statement, to the related prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or any order directed to the related prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in such prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in any registration statement or the related prospectus as amended or supplemented or which requires the making of a change in such registration statement or such prospectus as amended or supplemented in order to make any material statement therein not misleading;

          3.8 On or before the date a registration statement is declared effective, use its best efforts to register or qualify the Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Purchasers shall reasonably request, considering the nature and size of the offering, and do such other acts and things as may be reasonably necessary to enable the Purchasers to consummate the public sale or other disposition in each such jurisdiction of such Shares; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it has not been qualified, or to file any general consent to service of process;

          3.9 Use its best efforts to cause all Shares sold pursuant to any registration statement to be listed on each national securities exchange, if any, on which such Shares are then listed;

          3.10 Enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Shares;

          3.11 If such registration is an underwritten public offering, enter into an underwriting agreement in form and substance customary under the circumstances;

          3.12 Make reasonably available for inspection by the Purchasers, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant or other agent retained by the Purchasers or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records and other information which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records, in the opinion of counsel reasonably acceptable to the Company, is necessary to avoid or correct a misstatement or omission in the registration statement, or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Purchaser agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          3.13 Use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Purchasers or the managing underwriter reasonably requests;

          3.14 Use its best efforts to obtain an opinion or opinions from counsel for the Company in customary form;

          3.15 Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment; and

          3.16 Cooperate with the Purchasers and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or a Purchaser may request.

     4.   Agreements of each Purchaser.
          ----------------------------

          4.1 Each Purchaser (i) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Subsection 3.4 shall forthwith discontinue its disposition of securities included in the registration statement until such Purchaser receives copies of the supplemented or amended prospectus, and (ii) if so directed by the Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) then in the Purchaser's possession of the prospectus covering such securities that was in effect at the time of receipt of such notice.

          4.2 The Company may require each Purchaser to furnish to the Company such information regarding the Purchaser and his intended method or methods of distribution of the Shares as the Company may from time to time reasonably request in writing. Each Purchaser agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Purchaser to the Company or of the occurrence of any event which causes any prospectus relating to such registration to contain an untrue statement of a material fact (or omit to state any material fact) regarding such Purchaser or such Purchaser's intended method or methods of distribution of the Shares, which is required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     5.   Withdrawal.  If any Purchaser disapproves of the terms of any
          ----------
offering, the sole remedy of such Purchaser shall be to withdraw the Purchaser's securities therefrom by giving written notice to the Company and any managing underwriter (if any). The Purchaser's securities of the Company so withdrawn from the offering also shall be withdrawn from registration.

     6.   Participation in Underwritten Registrations.  If the Company
          -------------------------------------------
determines to enter into an underwriting agreement in connection with a Piggyback Registration, (i) all Shares of the each Purchaser's securities to be included in such registration shall be subject to an underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements, and (ii) no person may participate in any such registration unless such person (A) agrees to sell such person's securities on the basis provided in such underwriting arrangement, and (B) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     7.   Registration Expenses.  With respect to each registration effected
          ---------------------
pursuant to this Agreement, the Company shall pay the following fees, disbursements and expenses: all registration and filing fees, printing expenses, auditors' fees, listing fees, registrar and transfer agent's fees, fees and disbursements of counsel to the Company, reasonable fees and disbursements of not more than one counsel to all Purchasers, expenses (including reasonable fees and disbursements of counsel) of complying with applicable securities or "Blue Sky" laws, and the fees of any securities exchange in connection with the review of such offering. The underwriting discounts and commissions allocable to the Shares included in any offering shall be borne by the Participating Purchasers pro rata based on the total number of Shares being sold by all Participating Purchasers.

     8.   Indemnification.
          ---------------

          8.1 In each case of a registration of Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Purchaser, its officers and directors, each underwriter (as defined in the Act), and each other person, if any, who controls a Purchaser or any such underwriter within the meaning of the Act or the Exchange Act, from and against any and all losses, claims, damages and liabilities (including the fees and expenses of counsel in connection therewith), arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Act, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto (including, in each case, documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Purchaser, such Purchaser's counsel, or any underwriter, and furnished to the Company in writing by the Purchaser or such counsel or underwriter; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such Shares to such person.

          8.2 In each case of a registration of Shares under the Act pursuant to this Agreement, each Purchaser, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers who sign the registration statement, its attorneys, each underwriter and each person, if any, who controls the Company or such underwriter within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Purchaser, but only with reference to information provided to the Company in writing by any Purchaser and furnished to the Company by such Purchaser expressly for use in the registration statement, any publicly available report of any Purchaser published within the time frame of the registration statement, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto.

          8.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed in writing to the retention of such counsel at its expense, or (ii) the Indemnifying Party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Party and employ counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnifying Party proposes that the same counsel represent both the Indemnified Party and the Indemnifying Party and representation of both parties by the counsel would be inappropriate due to actual or potential differing interests between them (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that such indemnified party elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Indemnified Party). It is understood, where the expense of separate counsel shall be borne by the Indemnifying Party pursuant to the foregoing sentence, that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm qualified in such jurisdiction to act as counsel for such Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. In the event that several Purchasers are Indemnified Parties for the purposes of this Section 8.3, such Indemnified Parties shall only be entitled to employ one legal counsel representing such parties collectively, unless the Company agrees otherwise in writing.

          8.4 If for any reason the indemnification provided for in the preceding paragraphs 8.1 and 8.2 is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by the preceding paragraphs 8.1 and 8.2, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations, provided that each Purchaser shall not be required to contribute in an amount greater than the dollar amount of the proceeds received by such Purchaser with respect to the sale of any such Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.5 The indemnification pursuant to this Section 8 shall be on such other terms and conditions as are at the time customary and reasonably required by underwriters in public offerings.

     9.   Holdback Agreement.  Each Purchaser, severally and not jointly, agrees
          ------------------
not to effect any public sale or distribution of the Company's Shares of capital stock during the seven (7) calendar days prior to and the ninety (90) calendar day period beginning on the effective date of any underwritten registration statement effected pursuant to this Agreement (except as part of such underwritten registration) unless the managing underwriter or underwriters with respect to such offering otherwise agree.

     10.  Selection of Underwriters.  The Company will have the right to select
          -------------------------
the investment banking firm(s) acting as managing underwriter in connection with any underwritten public offering.

     11.  Underwritten Offerings. If the Company proposes to register any of its
          ----------------------
securities under the Securities Act as contemplated by Section 1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Purchasers pursuant to Section 1.1 and subject to the provisions of Section 1.2, use its best efforts to arrange for such underwriters to include all the Shares to be offered and sold by the Purchasers among the securities of the Company to be distributed by such underwriters. The Purchasers shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding each Purchaser, each such Purchaser's Shares, and its intended method of distribution or any other representations required by law.

     12.  Survival.  The indemnification and contribution provisions of Section
          --------
8 shall not terminate and shall survive forever.

     13.  Rule 144.  The Company agrees that it will use its best efforts to
          --------
file in a timely manner all reports required to be filed by it pursuant to the Exchange Act and, at any time and upon request of the Purchasers, will furnish the Purchasers and others with such public information as may be necessary to enable the Purchasers to effect sales of Shares without registration pursuant to Rule 144 under the Act.

     14.  General.
          -------

          14.1  Assignment.  Except in connection with the transfer by any
                ----------
Purchaser of not less than 100,000 Shares of Common Stock, each Purchaser's rights under this Agreement shall not be transferable without the written consent of the Company; provided that each Purchaser may assign its rights under this Agreement to one or more affiliates or to one or more funds managed or advised by any Purchaser who agree to be bound by this Agreement as if they were a Purchaser. Any attempted assignment or other transfer of this Agreement in contravention of this Section shall be null and void.

          14.2  Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

          14.3  Entire Agreement. This Agreement sets forth the entire agreement
                ----------------
between the parties as to the subject matter hereof, supersedes any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

          14.4  Governing Law. This Agreement shall be governed by and construed
                ------------
in accordance with the laws of the State of New York applicable to contracts wholly to be performed in such state.

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

          14.5  Headings.  The headings of the sections and paragraphs of this
                --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          14.6  Notices.  All notices or other communications provided for under
                -------
this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

                    If to Purchaser:



                         With a copy to:



                    If to the Company:

                         BriteSmile, Inc.
                         Airport Business Center
                         200 Diplomat Drive, Bay 204
                         Lester, PA 19113

                         With a copy to:

                         Durham, Jones & Pinegar
                         50 South Main, Suite 800
                         Salt Lake City, Utah  84144
                         Attn:  Wayne Swan, Esq.

All notices and communications shall be effective as follows: When mailed, on the third business day after the day of deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

          14.7  Remedies.  Any person having rights under any provision of this
                --------
Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          14.8  Amendment and Restatement.   This Agreement amends, supercedes,
                -------------------------
and restates in its entirety the Original Agreement.


     DATED EFFECTIVE June 3, 1999.

BRITESMILE, INC., a Utah corporation



By: __________________________________________

Title: _______________________________________



______________________________________________ (Purchaser, if individual)
Name Printed


______________________________________________
Signature





______________________________________________ (Purchaser, if entity)



By: __________________________________________

Title: _______________________________________

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